S000012069 [Member] Investment Strategy - S000012069 [Member]	Aug. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]
Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of companies whose principal activities are located in the Greater China region. The Greater China region includes Hong Kong, The People’s Republic of China, Taiwan and certain other countries. The Fund’s investments include securities of emerging market issuers. The investment manager determines if a company’s principal activities are located in the Greater China region by considering the company’s country of organization, its primary stock exchange listing, the source of its revenues, the location of its assets and other factors. The Fund may seek to achieve its objective through investments in, among other instruments, common stocks and depositary receipts. The Fund may invest in Chinese companies that trade on the Shanghai Stock Exchange and the Shenzen Stock Exchange (China A-shares) through the Shanghai and Shenzen - Hong Kong Stock Connect program (China Stock Connect) and may also seek investment exposure to Chinese companies operating in certain sectors using a structure known as a variable interest entity (a VIE), rather than an equity ownership in the Chinese company.
The Fund may invest in companies that have market capitalizations of any size believed to be undervalued or have the potential for long-term growth. The Fund may at times emphasize one or more sectors in selecting its investments, including the communication services and consumer discretionary sectors.
The Fund is non-diversified, which means that it can invest a greater percentage of its assets in the securities of fewer issuers than can a diversified fund.